SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  Septermber 23, 2010

TrinityCare Senior Living, Inc.
( a Nevada Corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

2327 South Dock Street
Palmetto, FL 34221
(941) 981-3850

Michael D. Shea
2327 South Dock Street
Palmetto, FL 34221
(941) 981-3850
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01-Other Events
SeaBridge Freight Corp. (in the process of changing its name from TrinityCare Senior Living, Inc. OTC BB: TCSR), a leading pioneer in the marine highway industry in the United States, today announced its participation in a grant award that will be used to purchase equipment and modify two barges.

ITEM 9.01 – Financial Statements and Exhibits

Exhibit

EXHIBIT      DESCRIPTION

Exhibit 99.1                    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrinityCare Senior Living, Inc.

Date: September 23, 2010	By: /s/ Michael D. Shea
Name: Michael D. Shea Title: Chairman of the Board

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Exhibit 99.1

SEABRIDGE FREIGHT ANNOUNCES $3.34 MILLION
BENEFIT FROM MARITIME ADMINISTRATION GRANT

PALMETTO, Florida – SeaBridge Freight Corp. (in the process of changing its name from TrinityCare Senior Living, Inc. OTC BB: TCSR), a leading pioneer in the marine highway industry in the United States, today announced its participation in a grant award that will be used to purchase equipment and modify two barges.  The purpose of the US Maritime Administration grant is to expand the American marine highway industry thereby providing key public benefits including reduced air emissions, less interstate highway congestion from trucks, and diesel fuel savings of nearly 2.7 million gallons annually.

With 35 applications submitted to the Maritime Administration for funding nationwide, the project supporting SeaBridge Freight’s operation received nearly 50% of the available funding.

“The Cross Gulf Container Expansion Project was sponsored by the Mississippi Department of Transportation, the Port of Brownsville, Texas and Port Manatee, Florida and is based upon the SeaBridge Freight business model. The grant will enhance our service and reduce operating costs for the company”, stated Mike Shea, Chairman and Chief Executive Officer. Hank Hoffman, President and Chief Operating Officer went on to say, “This grant is a significant milestone for the company and the confidence shown by the Maritime Administration in granting the award for our benefit reflects continued support for the marine highway we have developed between Texas and Florida”.

About SeaBridge Freight Corp.

SeaBridge Freight Corp. is a leading pioneer in creating the US marine highway industry, providing an environmentally friendly, safe, cost efficient container-on-barge, blue water, intermodal freight service on geographically advantaged routes. The Company provides container-on-barge, break-bulk and out-of-gauge freight transport service between Port Manatee (Tampa), Florida and the Port of Brownsville, Texas. Utilizing a direct water route that is drastically shorter than overland routing, the company offers a more environmentally friendly alternative that economically connects Mexico and South Texas with Southeastern US markets. As a reliable alternative freight transportation option for shippers, the company’s services can be integrated with third party logistics providers, truckers and intermodal rail carriers to significantly lower freight costs. SeaBridge Freight Corp. is headquartered in Palmetto, Florida.

Forward-Looking Statements

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission.

For Additional Information, Please Contact:

Michael D. Shea, Chairman/CEO

941-981-3850

Or

Tyson Wallis, Public Relations

281-482-9700 ext 103